UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                November 18, 2004
                                ----------------

                           Kronos International, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                      333-100047                   22-2949593
-------------------             ------------------           -----------------
   (State or other                 (Commission                 (IRS Employer
   jurisdiction of                 File Number)                 Identification
   incorporation)                                                   No.)


             5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2697
         ------------------------------------------------ ------------
               (Address of principal executive offices) (Zip Code)


                                 (972) 233-1700
                                 --------------
              (Registrant's telephone number, including area code)


             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]         Written communications pursuant to Rule 425 under the Securities
              Act (17 CFR 230.425)

[   ]         Soliciting material pursuant to Rule 14a-12 under the Exchange
              Act (17 CFR 240.14a-12)

[   ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Effective November 18, 2004, the registrant entered into a Purchase Agreement (the "Purchase Agreement") with Deutsche Bank AG London ("Deutsche Bank") pursuant to which the registrant will issue and sell to Deutsche Bank euro 90 million of add-on 8.875% Senior Secured Notes due 2009 at the issue price of 107% plus accrued interest from and including July 1, 2004 (the "Add-On Notes"), which issuance and sale is anticipated to be on or about November 26, 2004. Also pursuant to the Purchase Agreement, at the closing of the offering of the Add-On Notes, the registrant will enter into a Registration Rights Agreement with Deutsche Bank for the benefit of the holders of the Add-On Notes (the "Registration Rights Agreement").

         The Add-On Notes are being issued and sold as an add-on to the registrant's previously issued euro 285,000,000 aggregate principal amount of 8.875% Senior Secured Notes due 2009. It is expected that the net proceeds of the offering will be loaned to Kronos Worldwide, Inc., a Delaware corporation and sole stockholder of the registrant.

         Pursuant to the Purchase Agreement, Deutsche Bank has agreed to resell the Add-On Notes under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers in the United States of America in reliance on Rule 144A and to persons outside of the United States in reliance on Regulation S. The Add-On Notes will not be registered under the Securities Act and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws.

         Pursuant to the Registration Rights Agreement, the registrant will use its best efforts, and at its cost, to (i) file within 120 days of the issue date of the Add-On Notes a registration statement to register under the Securities Act notes of the registrant with terms substantially identical in all material respects to the Add-On Notes (the "Exchange Notes"), (ii) cause such registration statement to be declared effective within 270 days of the issue date of the Add-On Notes and (iii) complete an offer to exchange the Add-On Notes for the Exchange Notes within 300 days of the issue date of the Add-On Notes.

         The descriptions herein of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety, and the terms thereof are incorporated herein, by reference to the Purchase Agreement and the Registration Rights Agreement filed as Exhibits 4.4 and 4.5, respectively, to this current report.

         For a description of the terms of, and collateral related to, the Add-On Notes, please see:

         (1) the Indenture governing the 8.875% Senior Secured Notes due 2009, dated as of June 28, 2002, between the registrant and The Bank of New York, as trustee (which is incorporated herein by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002 (the "Form 10-Q"));

         (2) Collateral Agency Agreement (shares of Kronos Limited), dated June 28, 2002, among The Bank of New York, U.S. Bank, N.A. and the registrant (which is incorporated herein by reference to Exhibit 4.6 to the Form 10-Q);

         (3) Security Over Shares Agreement, dated June 28, 2002, between the registrant and The Bank of New York (which is incorporated herein by reference to Exhibit 4.7 to the Form 10-Q);

         (4) Pledge of Shares (shares in Kronos Denmark ApS), dated June 28, 2002, between the registrant and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.8 to the Form 10-Q);

         (5) Pledge Agreement (shares in Societe Industrielle du Titane S.A.), dated June 28, 2002, between the registrant and U.S. Bank, N.A (which is incorporated herein by reference to Exhibit 4.9 to the Form 10-Q); and

         (6) Partnership Interest Pledge Agreement (relating to fixed capital contribution in Kronos Titan GmbH & Co.), dated June 28, 2002, between the registrant and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.10 to the Form 10-Q).

Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits.

                  Item No.          Exhibit Index
                  ----------        ----------------------------------------

                  4.1 Indenture governing the 8.875% Senior Secured Notes due 2009, dated as of June 28, 2002, between Kronos International, Inc. and The Bank of New York, as trustee (incorporated herein by reference to Exhibit
                                    4.1 to the Quarterly  Report on Form 10-Q of
                                    NL Industries, Inc. (File No. 1-640) for the
                                    quarter  ended June 30,  2002 that was filed
                                    with  the  U.S.   Securities   and  Exchange
                                    Commission on August 14, 2002).

                  4.2 Form of certificate of 8.875% Senior Secured Note due 2009 (incorporated herein by reference to Exhibit A to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

                  4.3 Form of certificate of 8.875% Senior Secured Note due 2009 (incorporated herein by reference to Exhibit B to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

                  4.4* Purchase Agreement dated November 18, 2004 between Kronos International, Inc. and Deutsche Bank AG London. Certain exhibits, annexes and similar attachments to this
                                    Exhibit  4.4  have  not  been  filed;   upon
                                    request,   the   registrant   will   furnish
                                    supplementally to the U.S. Securities and Exchange Commission a copy of any omitted exhibit, annex or attachment.

                  4.5* Form of Registration Rights Agreement as of November 26, 2004 between Kronos International, Inc. and Deutsche Bank AG London. Certain exhibits, annexes and similar attachments to this Exhibit 4.5 have not been filed; upon request, the registrant will furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted exhibit, annex or attachment.

                  4.6 Collateral Agency Agreement, dated June 28, 2002, among The Bank of New York, U.S. Bank, N.A. and Kronos International, Inc. (which is incorporated herein by reference to
                                    Exhibit 4.6 to the Quarterly  Report on Form
                                    10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

                  4.7 Security Over Shares Agreement, dated June 28, 2002, between Kronos International, Inc. and The Bank of New York (which is incorporated herein by reference to Exhibit
                                    4.7 to the Quarterly  Report on Form 10-Q of
                                    NL Industries, Inc. (File No. 1-640) for the
                                    quarter  ended June 30,  2002 that was filed
                                    with  the  U.S.   Securities   and  Exchange
                                    Commission on August 14, 2002).

                  4.8               Pledge of Shares  (shares in Kronos  Denmark
                                    ApS),  dated June 28, 2002,  between  Kronos
                                    International,  Inc.  and  U.S.  Bank,  N.A.
                                    (which is incorporated herein by reference to Exhibit 4.8 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

                  4.9 Pledge Agreement (shares in Societe Industrielle du Titane S.A.), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A (which is incorporated herein by reference to Exhibit 4.9 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

                  4.10 Partnership Interest Pledge Agreement (relating to fixed capital contribution in Kronos Titan GmbH & Co.), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.10 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

----------
*  Filed herewith.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  KRONOS INTERNATIONAL, INC.
                                                  (Registrant)




                                                  By:    /s/ Gregory M. Swalwell
                                                         -----------------------
                                                         Gregory M. Swalwell
                                                         Vice President, Finance
                                                         and Chief Financial
                                                         Officer




Date:  November 24, 2004

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

4.1 Indenture governing the 8.875% Senior Secured Notes due 2009, dated as of June 28, 2002, between Kronos International, Inc. and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

4.2 Form of certificate of 8.875% Senior Secured Note due 2009 (incorporated herein by reference to Exhibit A to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

4.3 Form of certificate of 8.875% Senior Secured Note due 2009 (incorporated herein by reference to Exhibit B to Exhibit 4.1 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

4.4* Purchase Agreement dated November 18, 2004 between Kronos International, Inc. and Deutsche Bank AG London. Certain exhibits, annexes and similar attachments to this Exhibit 4.4 have not been filed; upon request, the registrant will furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted exhibit, annex or attachment.

4.5* Form of Registration Rights Agreement as of November 26, 2004 between Kronos International, Inc. and Deutsche Bank AG London. Certain exhibits, annexes and similar attachments to this Exhibit 4.5 have not been filed; upon request, the registrant will furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted exhibit, annex or attachment.

4.6 Collateral Agency Agreement, dated June 28, 2002, among The Bank of New York, U.S. Bank, N.A. and Kronos International, Inc. (which is incorporated herein by reference to Exhibit 4.6 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

4.7 Security Over Shares Agreement, dated June 28, 2002, between Kronos International, Inc. and The Bank of New York (which is incorporated herein by reference to Exhibit 4.7 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14,
                  2002).

4.8 Pledge of Shares (shares in Kronos Denmark ApS), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.8 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

4.9 Pledge Agreement (shares in Societe Industrielle du Titane S.A.), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A (which is incorporated herein by reference to Exhibit 4.9 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

4.10 Partnership Interest Pledge Agreement (relating to fixed capital contribution in Kronos Titan GmbH & Co.), dated June 28, 2002, between Kronos International, Inc. and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit
                  4.10 to the Quarterly Report on Form 10-Q of NL Industries, Inc. (File No. 1-640) for the quarter ended June 30, 2002 that was filed with the U.S. Securities and Exchange Commission on August 14, 2002).

----------
*  Filed herewith.